FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2014

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois		60602
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 10, 2014, United States Cellular Corporation (“U.S. Cellular”), a subsidiary of Telephone and Data Systems, Inc. issued a press release announcing certain matters. A copy of the press release is incorporated by reference herein as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits:

                In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits included in this Form 8-K are identified on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date:	September 10, 2014

By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Controller
(principal financial officer and principal accounting officer)

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description of Exhibit
99.1	Press Release dated September 10, 2014, is hereby incorporated by reference from Exhibit 99.1 to U.S. Cellular's Current Report on From 8-K dated September 10, 2014.

99.2	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement